SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXUSG2 12/00

                                             SELIGMAN
                                     ----------------
                                      U.S. GOVERNMENT
                                    SECURITIES SERIES

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                         Seeking High Current Income by
                     Investing in US Government Securities

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2000, Seligman U.S. Government Securities Series posted a total return of 12.26% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 11.74%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 13.24%.

US government bonds were one of the best-performing asset classes in 2000. At the same time, the US and most global stock markets delivered disappointing returns, and even corporate bonds did not keep pace with US Treasury securities. The significant outperformance of US bonds occurred despite the fact that the Federal Reserve Board continued to tighten monetary policy through May 2000, pushing the federal funds rate up a full percentage point from 5.50% to 6.50%. During the one-year period, the yield for the 10-year US Treasury bond fell more than a percentage point from 6.44% to 5.11%, resulting in short-term rates being higher than long-term rates.

While lower long-term yields reflected the bond market's optimism that the economy would slow to a more sustainable level, these lower yields also reflected a significant change in the balance of supply and demand for US government bonds. As a result of a growing budget surplus, fewer new bonds were issued and some existing issues were repurchased. While supply fell, demand grew, as investors pulled money out of the volatile equity markets.

Looking ahead, we believe the Fed will seek to spur economic growth once again through reductions in the federal funds rate. In fact, in 2001, the Fed has already reduced the federal funds rate by 100 basis points through two 50-basis-point moves on January 3 and 31. We believe there will be more such cuts in the months ahead, which should benefit the bond markets. We are also confident that the US budget surplus will allow for a continued reduction in federal debt. Such a reduction would reduce the supply of government bonds, allowing existing obligations to appreciate in price.

Thank you for your continued support of Seligman U.S. Government Securities Series. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

/s/  William C. Morris
William C. Morris
Chairman

                                                              /s/  Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: How did Seligman U.S. Government Securities Series perform during the fiscal year ended December 31, 2000?

A: Seligman U.S. Government Securities Series posted a total return of 12.26% based on the net asset value of Class A shares. This return was slightly ahead of the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, which returned 11.74% during the same time. The Fund's performance was slightly behind its benchmark, the Lehman Brothers Government Bond Index, which returned 13.24% for the one-year period. It is important to know that the Lehman Index is an unmanaged index of government bonds. It does not include the transaction fees associated with professional investment management, and its return is not dampened by cash holdings, which managed portfolios must maintain.

Q:  What economic and market factors influenced the Fund during the fiscal year?

A: Since June 1999, the Federal Reserve Board, concerned that the economy's strength could ignite inflationary pressures, had been raising the federal funds rate in an effort to slow the economic expansion. These moves pushed short-term interest rates higher. Yields for long-term government bonds, however, fell in spite of the Fed's actions, making these bonds one of the best-performing asset classes for the year, outpacing both domestic stocks and corporate bonds.

    The primary reason for this outperformance was the substantial decrease in the issuance of new US Treasury debt. The growing US budget surplus allowed the government to borrow less money through new bond issuance and even allowed the US Treasury to buy back outstanding bonds.

    While supply was falling, demand was increasing as a result of the heightened risk aversion among investors in 2000. Beginning late in the first quarter, investors began moving away from riskier asset classes, especially technology stocks, and began looking for safer harbors. US government bonds, which are considered to have zero credit risk, were a clear choice for many such investors.

Taxable Fixed Income Team: Gary Zeltzer (Portfolio Manager), Greg Siegal, Deborah Joseph (Administrative Assistant)

A TEAM APPROACH

Seligman U.S. Government Securities Series is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

    Demand for long-term US Treasury bonds was so great that their yields actually fell below those of shorter-term securities. The federal funds rate moved 100 basis points higher during the period, while long-term rates fell 133 basis points. At period-end, the federal funds rate stood at 6.50%, while the 10-year US Treasury bond was yielding 5.11%.

Q:  What was your investment strategy?

A: During the period, we kept the Fund's duration slightly shorter than that of its benchmark. Since longer-term government bonds offered such low relative yields, we pursued the generally higher yields that were available on shorter-term bonds. However, we remained watchful for any opportunities that would allow us to lock in higher yields for the Fund over longer time periods.

    We found some attractive opportunities in non-Treasury full faith and credit obligations of the US government, such as Government National Mortgage Association ("Ginnie Mae") bonds and Title XI bonds (US shipping bonds). The Fund maintains at least 80% of its assets in full faith and credit obligations. Bonds such as those mentioned above fulfill this important criterion, but can offer greater yields than direct-obligation US Treasuries.

Q:  What is your outlook?

A: Our outlook for long-term US government bonds is positive. Over the coming year, the US government budget surplus is expected to be between $275 and $300 billion. This growing surplus should continue to allow the government to reduce the size and frequency of new debt issuance and to buy back more bonds.

    In addition, we believe the Fed will reverse some of the rate increases it had pursued over the past year and a half. On January 3, 2001, the Fed surprised markets with a 50-basis-point reduction in the federal funds rate. The Fed then made another cut, which was widely expected, of another 50 basis points on January 31. We believe there will be more rate cuts over the coming year, which should benefit long-term bonds generally and Seligman U.S. Government Securities Series.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman U.S. Government Securities Series Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lehman Brothers Government Bond Index (Lehman Bond Index) and the Lipper General US Government Bond Funds Average (Lipper Average) for the same period. The performances of Seligman U.S. Government Securities Series Class B, Class C, and Class D shares are not shown in this chart, but are included in the table on page 4. It is important to keep in mind that the Lehman Bond Index and the Lipper Average exclude the effect of fees and/or sales charges.

USG Plot Points   With Load   Without Load   Lehman Bond Index    Lipper Average
12/31/90            $9,530       $10,000          $10,000             $10,000
3/31/91             $9,682       $10,160          $10,217             $10,216
6/30/91             $9,821       $10,306          $10,355             $10,335
9/30/91            $10,359       $10,870          $10,945             $10,923
12/31/91           $10,868       $11,405          $11,532             $11,487
3/31/92            $10,637       $11,162          $11,330             $11,266
6/30/92            $11,049       $11,594          $11,779             $11,690
9/30/92            $11,500       $12,068          $12,361             $12,190
12/31/92           $11,497       $12,064          $12,365             $12,222
3/31/93            $11,828       $12,412          $12,924             $12,700
6/30/93            $12,104       $12,701          $13,298             $13,033
9/30/93            $12,395       $13,006          $13,730             $13,384
12/31/93           $12,354       $12,964          $13,683             $13,335
3/31/94            $12,100       $12,697          $13,272             $12,906
6/30/94            $11,906       $12,493          $13,120             $12,680
9/30/94            $11,937       $12,526          $13,175             $12,687
12/31/94           $11,875       $12,461          $13,221             $12,717
3/31/95            $12,307       $12,914          $13,844             $13,311
6/30/95            $13,089       $13,735          $14,703             $14,107
9/30/95            $13,291       $13,946          $14,963             $14,358
12/31/95           $14,030       $14,722          $15,647             $14,989
3/31/96            $13,541       $14,209          $15,293             $14,598
6/30/96            $13,488       $14,154          $15,366             $14,604
9/30/96            $13,659       $14,333          $15,625             $14,824
12/31/96           $13,989       $14,679          $16,081             $15,253
3/31/97            $13,851       $14,535          $15,951             $15,099
6/30/97            $14,289       $14,994          $16,504             $15,636
9/30/97            $14,646       $15,369          $17,057             $16,150
12/31/97           $15,182       $15,931          $17,623             $16,647
3/31/98            $15,319       $16,075          $17,889             $16,862
6/30/98            $15,729       $16,506          $18,362             $17,266
9/30/98            $16,475       $17,288          $19,377             $18,084
12/31/98           $16,466       $17,278          $19,361             $18,031
3/31/99            $16,238       $17,039          $19,085             $17,787
6/30/99            $15,913       $16,698          $18,922             $17,544
9/30/99            $15,952       $16,739          $19,047             $17,601
12/31/99           $15,869       $16,652          $18,927             $17,488
3/31/2000          $16,261       $17,063          $19,561             $17,936
6/30/2000          $16,509       $17,324          $19,868             $18,193
9/30/2000          $16,988       $17,827          $20,415             $18,684
12/31/2000         $17,813       $18,692          $21,434             $19,540

   Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series is guaranteed by the US government or its agencies, the rate of return will vary and the principal value of an investment in the Fund will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 2000                                           AVERAGE ANNUAL
                                                       -------------------------------------------------------------------
                                                                                          CLASS B    CLASS C      CLASS D
                                                                                           SINCE      SINCE        SINCE
                                                        ONE         FIVE        TEN      INCEPTION   INCEPTION   INCEPTION
                                        SIX MONTHS*     YEAR        YEARS      YEARS      1/1/97      5/27/99     9/21/93
                                        -----------    ------      -------    -------    ---------   ---------   ---------
Class A**
With Sales Charge                           2.75%        6.99%       3.87%      5.94%       n/a         n/a          n/a
Without Sales Charge                        7.90        12.26        4.89       6.46        n/a         n/a          n/a
Class B**
With CDSC+                                  2.49         6.59        n/a         n/a       4.73%        n/a          n/a
Without CDSC                                7.49        11.59        n/a         n/a       5.38         n/a          n/a
Class C**
With Sales Charge and CDSC                  5.22         9.26        n/a         n/a        n/a         5.26%        n/a
Without Sales Charge and CDSC               7.34        11.43        n/a         n/a        n/a         5.94         n/a
Class D**
With 1% CDSC                                6.34        10.43        n/a         n/a        n/a          n/a         n/a
Without CDSC                                7.34        11.43        4.10        n/a        n/a          n/a        4.21%
Lehman Brothers Government
   Bond Index++                             7.88        13.24        6.49       7.92       7.45         8.06 0      6.33+++
Lipper General US Government
   Bond Funds Average++                     7.41        11.74        5.45       6.93       6.38         6.63 0      5.35+++

NET ASSET VALUE                                       DIVIDEND AND YIELD INFORMATION
                                                      For the Year Ended December 31, 2000
            DECEMBER 31,    JUNE 30,   DECEMBER 31,
               2000           2000        1999        DIVIDENDS 00   YIELD 000
            ------------    --------   ------------   ------------   ---------
Class A        $6.91         $6.58        $6.50          $0.3645        5.00%
Class B         6.93          6.60         6.51           0.3167        4.51
Class C         6.92          6.60         6.51           0.3167        4.45
Class D         6.92          6.60         6.51           0.3167        4.51
WEIGHTED AVERAGE MATURITY    15.61 years   WEIGHTED AVERAGE LIFE   7.20 years

------------------
  * Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ The Lehman Brothers Government Bond Index and the Lipper General US
    Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average exclude the effect of fees and/or sales charges. The monthly performances of the Lipper General US Government Bond Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
 +++ From September 30, 1993.
  0 From May 31, 1999.
 00 Represents per share amount paid or declared for the year ended December 31,
    2000.
000 Current yield, representing the annualized yield for the 30-day period ended
    December 31, 2000, has been computed in accordance with SEC regulations and will vary.

                                       5

PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                                                       PRINCIPAL
                                                                                        AMOUNT             VALUE
                                                                                       ---------        -----------
US FULL FAITH AND CREDIT OBLIGATIONS 82.4%
US Treasury Bonds:
   7.875%, due 11/15/2007......................................................        $2,000,000       $ 2,083,438
   8.75%, due 5/15/2020........................................................         6,000,000         8,232,978
   7.25%, due 8/15/2022........................................................         4,000,000         4,822,948
US Treasury Notes:
   6.625%, due 3/31/2002.......................................................         2,500,000         2,536,875
   6.50%, due 5/15/2005........................................................         4,000,000         4,221,768
   7%, due 7/15/2006...........................................................         6,000,000         6,534,090
   6.625%, due 5/15/2007 ......................................................         6,000,000         6,473,628
Financial Assistance Corp.
   8.80%, due 6/10/2005........................................................         4,500,000         5,037,615
Government National Mortgage Association ("Ginnie Mae") Obligations,
   Mortgage Pass-through Certificates:*
   6%, due 5/15/2013...........................................................         3,949,110         3,916,491
   5.50%, due 1/15/2014........................................................         4,223,294         4,119,782
   7%, due 11/20/2019..........................................................         1,005,382         1,006,121
   6.95%, due 2/20/2027........................................................         4,000,000         4,048,112
   6%, due 12/20/2028..........................................................         4,901,718         4,741,751
   6.50%, due 12/15/2028.......................................................         5,564,674         5,506,535
   6.55%, due 12/15/2028.......................................................         1,702,354         1,684,568
   7.15%, due 4/15/2031........................................................         2,794,930         2,884,474
   6.69%, due 5/15/2034........................................................         2,288,894         2,321,124
   6.85%, due 6/15/2034........................................................         1,920,520         1,965,745
   7.10%, due 8/15/2034........................................................         1,983,866         2,057,385
Guaranteed Trade Trust
   7.02%, due 9/1/2004.........................................................         1,066,666         1,089,477
Private Export Funding
   6.67%, due 9/15/2009........................................................         3,000,000         3,132,834
US Government Gtd. Title XI (American Heavy Lift) 7.18%, due 6/1/2017..........         4,500,000         4,849,254
US Government Gtd. Title XI (Bay Transportation) 7.30%, due 6/1/2021...........         2,689,000         2,853,669
US Government Gtd. Title XI (Rowan Companies) 6.15%, due 7/1/2010..............         1,977,000         1,966,139
US Government Gtd. Title XI (Vessel Management):
   6.08%, due 5/20/2024........................................................           940,000           948,042
   6.75%, due 7/15/2025........................................................         2,000,000         2,099,200
Veteran Affairs Vendee Mortgage Trust 7.50%, due 12/15/2006....................         1,877,641         1,928,524
                                                                                                        -----------
TOTAL US FULL FAITH AND CREDIT OBLIGATIONS (Cost $91,255,014)..................                          93,062,567
                                                                                                        -----------

------------------
See footnotes on page 7.
                                       6

PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                                                        PRINCIPAL
                                                                                         AMOUNT            VALUE
                                                                                       ----------      ------------
AGENCY OBLIGATIONS  8.4%
Federal National Mortgage Association:*
   5.75%, due 4/15/2003........................................................        $1,000,000      $  1,003,985
   6%, due 11/1/2010...........................................................         1,997,791         1,976,247
   8.50%, due 9/1/2015.........................................................           520,068           536,342
   6.50%, due 5/1/2018.........................................................           762,065           757,796
   7%, due 5/1/2029............................................................           988,141           989,593
   7.50%, due 6/1/2030.........................................................           570,865           579,119
Freddie Mac 6.875%, due 9/15/2010..............................................         1,100,000         1,174,810
Tennessee Valley Authority
   6.125%, due 7/15/2003.......................................................         2,500,000         2,515,660
                                                                                                      -------------
TOTAL AGENCY OBLIGATIONS (Cost $9,456,110).....................................                           9,533,552
                                                                                                      -------------
REPURCHASE AGREEMENTS 2.7% (Cost $3,000,000)...................................         3,000,000         3,000,000
                                                                                                      -------------
TOTAL INVESTMENTS 93.5% (Cost $103,711,124)....................................                         105,596,119
OTHER ASSETS LESS LIABILITIES 6.5%.............................................                           7,302,168
                                                                                                      -------------
NET ASSETS 100.0%..............................................................                        $112,898,287
                                                                                                      =============

------------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS:
Investments, at value:
   Long-term holdings (Cost $100,711,124) ...............................   $ 102,596,119
   Short-term holdings (Cost $3,000,000) ................................       3,000,000    $ 105,596,119
                                                                            -------------
Cash ....................................................................                          463,461
Receivable for shares of Beneficial Interest sold .......................                        6,661,911
Interest receivable .....................................................                        1,078,901
Receivable for securities sold ..........................................                          104,000
Expenses prepaid to shareholder service agent ...........................                           14,376
                                                                                             -------------
Total Assets ............................................................                      113,918,768
                                                                                             -------------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased ...................                          614,892
Dividends payable .......................................................                          195,970
Accrued expenses and other ..............................................                          209,619
                                                                                             -------------
Total Liabilities .......................................................                        1,020,481
                                                                                             -------------
Net Assets ..............................................................                    $ 112,898,287
                                                                                             =============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 16,323,652 shares outstanding):
   Class A ..............................................................                    $       9,115
   Class B ..............................................................                            4,341
   Class C ..............................................................                              681
   Class D ..............................................................                            2,186
Additional paid-in capital ..............................................                      123,434,093
Accumulated net realized loss ...........................................                      (12,437,124)
Net unrealized appreciation of investments ..............................                        1,884,995
                                                                                             -------------
Net Assets ..............................................................                    $ 112,898,287
                                                                                             =============
NET ASSET VALUE PER SHARE:
Class A ($62,981,892 / 9,115,471 shares) ................................                            $6.91
                                                                                                     =====
Class B ($30,063,679 / 4,341,191 shares) ................................                            $6.93
                                                                                                     =====
Class C ($4,714,441 / 680,788 shares) ...................................                            $6.92
                                                                                                     =====
Class D ($15,138,275 / 2,186,202 shares) ................................                            $6.92
                                                                                                     =====

------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000


Investment income:
Interest .............................................................           $ 5,967,884

EXPENSES:
Distribution and service fees .........................   $    493,600
Management fee ........................................        444,809
Shareholder account services ..........................        225,241
Registration ..........................................         94,552
Shareholder reports and communications ................         38,542
Auditing and legal fees ...............................         19,862
Custody and related services ..........................         17,518
Trustees' fees and expenses ...........................          3,881
Miscellaneous .........................................          5,459
                                                          ------------
Total Expenses .......................................................             1,343,464

                                                                                 -----------
Net Investment Income ................................................             4,624,420

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ......................     (1,444,530)
Net change in unrealized depreciation of investments ..      6,851,121
                                                          ------------
Net Gain on Investments ..............................................             5,406,591
                                                                                 -----------
Increase in Net Assets from Operations ...............................           $10,031,011
                                                                                 ===========

------------------
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
Operations:                                                                 2000            1999
                                                                       --------------  --------------
Net investment income .............................................   $   4,624,420    $   4,476,498
Net realized loss on investments ..................................      (1,444,530)      (1,366,186)
Net change in unrealized appreciation (depreciation) of investments       6,851,121       (7,348,447)
                                                                      -------------    -------------
Increase (Decrease) in Net Assets from Operations .................      10,031,011       (4,238,135)
                                                                      -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ........................................................      (2,943,010)      (2,597,831)
   Class B ........................................................        (966,656)        (990,633)
   Class C ........................................................        (106,802)         (37,888)
   Class D ........................................................        (607,952)        (850,146)
                                                                      -------------    -------------
Decrease in Net Assets from Distributions .........................      (4,624,420)      (4,476,498)
                                                                      -------------    -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares .................................      51,231,302       47,497,054
Investment of dividends ...........................................       2,583,774        2,636,064
Exchanged from associated Funds ...................................     234,565,771      251,938,017
                                                                      -------------    -------------
Total .............................................................     288,380,847      302,071,135
                                                                      -------------    -------------
Cost of shares repurchased ........................................     (35,087,202)     (42,731,953)
Exchanged into associated Funds ...................................    (256,635,258)    (249,832,046)
                                                                      -------------    -------------
Total .............................................................    (291,722,460)    (292,563,999)
                                                                      -------------    -------------
Increase (Decrease) in Net Assets from Transactions
   in Shares of Beneficial Interest ...............................      (3,341,613)       9,507,136
                                                                      -------------    -------------
Increase in Net Assets ............................................       2,064,978          792,503
NET ASSETS:
Beginning of Year .................................................     110,833,309      110,040,806
                                                                      -------------    -------------
End of Year .......................................................   $ 112,898,287    $ 110,833,309
                                                                      =============    =============

------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts on purchases of portfolio securities.
     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on purchases of portfolio securities effective January 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Fund.
d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater

NOTES TO FINANCIAL STATEMENTS

   than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.
e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.
f. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000, amounted to $32,099,655 and $33,227,683, respectively.
   At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,244,136 and $359,141, respectively.

4. Short-Term Investments -- At December 31, 2000, the Fund owned short-term investments which matured in less than seven days.

5. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.
   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $6,421 from sales of Class A shares. Commissions of $52,975 and $21,647 were paid to dealers from sales of Class A and Class C shares, respectively.
    The Fund has an Administration, Shareholder Services and Distribution
Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $141,990 or 0.25% per annum of the average daily net assets of Class A shares.
    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of

NOTES TO FINANCIAL STATEMENTS

up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.
    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.
    For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $201,983, $22,727, and $126,900, respectively.
    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $12,053.
    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $1,692.
    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $387 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $12,713 pursuant to the Plan.
    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $195,341 for shareholder account services.
    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $33,750 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

7. Capital Loss Carryforward -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $12,283,334, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

8. Transactions in Shares of Beneficial Interest -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                                  CLASS A                                             CLASS B
                             -------------------------------------------------      ----------------------------------------------
                                           YEAR ENDED DECEMBER 31,                             YEAR ENDED DECEMBER 31,
                             -------------------------------------------------      ----------------------------------------------
                                      2000                        1999                     2000                   1999
                             -------------------------------------------------      ----------------------------------------------
                              SHARES        AMOUNT       SHARES        AMOUNT        SHARES      AMOUNT       SHARES       AMOUNT
                             --------      --------     --------      --------      --------    --------     --------     --------
Net proceeds from sales
  of shares .............   6,919,904  $  45,955,886    5,570,888  $  37,170,452     211,071  $ 1,405,534     457,998  $  3,122,776
Investment of dividends .     286,426      1,888,797      222,764      1,504,381      44,101      291,829      76,931       523,531
Exchanged from associated
  Funds .................  28,375,259    187,488,004   29,068,526    197,586,929   3,399,548   22,840,930   3,296,612    22,084,719
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Total ...................  35,581,589    235,332,687   34,862,178    236,261,762   3,654,720   24,538,293   3,831,541    25,731,026
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Cost of shares repurchased (3,589,359)   (23,362,093)  (3,425,090)   (23,101,561)   (704,403)  (4,636,211)   (891,282)   (6,018,600)
Exchanged into associated
  Funds ................. (32,818,360)  (216,795,885) (29,323,493)  (199,354,246) (2,544,198) (16,707,114) (2,934,119)  (19,934,197)
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Total ................... (36,407,719)  (240,157,978) (32,748,583)  (222,455,807) (3,248,601) (21,343,325) (3,825,401)  (25,952,797)
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Increase (Decrease) .....    (826,130) $  (4,825,291)   2,113,595  $  13,805,955     406,119  $ 3,194,968       6,140  $   (221,771)
                          ===========  =============  ===========  =============  ==========  ===========  ==========  ============

                                                 CLASS C                                             CLASS D
                             -------------------------------------------------      ----------------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                   YEAR ENDED            MAY 27, 1999* TO           ----------------------------------------------
                                December 31, 2000       December 31, 1999                    2000                    1999
                             -------------------------------------------------      ----------------------------------------------
                              SHARES        AMOUNT       SHARES        AMOUNT        SHARES      AMOUNT       SHARES       AMOUNT
                             --------      --------     --------      --------      --------    --------     --------     --------
Net proceeds from sales
  of shares..............     416,870  $   2,774,769      624,673  $   4,132,172     165,802  $ 1,095,113     452,022  $  3,071,654
Investment of dividends..      11,366         75,646        4,452         29,341      49,542      327,502      84,898       578,811
Exchanged from
  associated Funds.......   1,059,761      7,105,841      179,571      1,183,696   2,582,798   17,130,996   4,599,039    31,082,673
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Total....................   1,487,997      9,956,256      808,696      5,345,209   2,798,142   18,553,611   5,135,959    34,733,138
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Cost of shares repurchased    (54,713)      (360,144)     (47,034)      (309,323) (1,025,188)  (6,728,754) (1,948,365)  (13,302,469)
Exchanged into associated
  Funds..................  (1,190,473)    (7,910,736)    (323,685)    (2,134,012) (2,320,992) (15,221,523) (4,197,974)  (28,409,591)
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Total....................  (1,245,186)    (8,270,880)    (370,719)    (2,443,335) (3,346,180) (21,950,277) (6,146,339)  (41,712,060)
                          -----------  -------------  -----------  -------------  ----------  -----------  ----------  ------------
Increase (Decrease)......     242,811  $   1,685,376      437,977  $   2,901,874    (548,038) $(3,396,666) (1,010,380) $ (6,978,922)
                          ===========  =============  ===========  =============  ==========  ===========  ==========  ============

------------------
* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                       CLASS A                                  CLASS B
                                     -----------------------------------------      ----------------------------------------
                                               YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,    1/1/97*
                                     -----------------------------------------      --------------------------      TO
                                      2000     1999     1998    1997     1996        2000       1999     1998    12/31/97
                                     ------   ------   ------  ------   ------      ------     ------   ------   --------
PER SHARE DATA:
Net Asset Value, Beginning
  of Year .................          $6.50    $7.09    $6.88   $6.71    $7.15       $6.51      $7.11    $6.89    $6.73
                                     -----    -----    -----   -----    -----       -----      -----    -----    -----
Income from Investment
  Operations:
Net investment income .....           0.36     0.34     0.36    0.38     0.41        0.32       0.29     0.30     0.33
Net realized and unrealized
  unrealized gain (loss)
  on investments ..........           0.41    (0.59)    0.21    0.17    (0.44)       0.42      (0.60)    0.22     0.16
                                     -----    -----    -----   -----    -----       -----      -----    -----    -----
Total from Investment
  Operations ..............           0.77    (0.25)    0.57    0.55    (0.03)       0.74      (0.31)    0.52     0.49
                                     -----    -----    -----   -----    -----       -----      -----    -----    -----
Less Distributions:
Dividends from net
  investment income .......          (0.36)   (0.34)   (0.36)  (0.38)   (0.41)      (0.32)     (0.29)   (0.30)   (0.33)
                                     -----    -----    -----   -----    -----       -----      -----    -----    -----
Total Distributions .......          (0.36)   (0.34)   (0.36)  (0.38)   (0.41)      (0.32)     (0.29)   (0.30)   (0.33)
                                     -----    -----    -----   -----    -----       -----      -----    -----    -----
Net Asset Value,
  End of Year .............          $6.91    $6.50    $7.09   $6.88    $6.71       $6.93      $6.51    $7.11    $6.89
                                     =====    =====    =====   =====    =====       =====      =====    =====    =====
TOTAL RETURN: .............          12.26%   (3.63)%   8.46%   8.53%   (0.29)%     11.59%     (4.47)%   7.78%    7.32%

RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of year
  (000s omitted) ..........          $62,982  $64,575  $55,503 $45,426  $46,889     $30,064    $25,611  $27,924  $3,219
Ratio of expenses to
  average net assets ......           1.21%     1.25%   1.05%   1.23%     1.14%      1.96%       2.00%   1.83%    2.01%
Ratio of net investment
   income to average
   net assets .............           5.49%     4.99%   5.11%   5.68%     6.05%      4.74%       4.24%   4.33%    4.90%
Portfolio turnover rate ...          37.42%    51.59%  99.43% 193.90%   175.25%     37.42%      51.59%  99.43%  193.90%

------------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                  CLASS C                                CLASS D
                                           --------------------     --------------------------------------------------
                                             YEAR      5/27/99*                  YEAR ENDED DECEMBER 31,
                                             ENDED        TO        --------------------------------------------------
                                           12/31/00    12/31/99      2000       1999        1998       1997       1996
                                           --------    --------     ------     ------      ------     ------     ------
PER SHARE DATA:
Net Asset Value, Beginning of Period .....  $6.51       $6.78       $6.51      $7.11       $6.89      $6.73      $7.16
                                            -----       -----       -----      -----       -----      -----      -----
Income from Investment Operations:
Net investment income ....................   0.32        0.17        0.32       0.29        0.30       0.33       0.36
Net realized and unrealized gain (loss)
   on investments ........................   0.41       (0.27)       0.41      (0.60)       0.22       0.16      (0.43)
                                            -----       -----       -----      -----       -----      -----      -----
Total from Investment Operations .........   0.73       (0.10)       0.73      (0.31)       0.52       0.49      (0.07)
                                            -----       -----       -----      -----       -----      -----      -----
Less Distributions:
Dividends from net investment income .....  (0.32)      (0.17)      (0.32)     (0.29)      (0.30)     (0.33)     (0.36)
                                            -----       -----       -----      -----       -----      -----      -----
Total Distributions ......................  (0.32)      (0.17)      (0.32)     (0.29)      (0.30)     (0.33)     (0.36)
                                            -----       -----       -----      -----       -----      -----      -----
Net Asset Value, End of Period ...........  $6.92       $6.51       $6.92      $6.51       $7.11      $6.89      $6.73
                                            =====       =====       =====      =====       =====      =====      =====
TOTAL RETURN:                               11.43%      (1.59)%     11.43%     (4.47)%      7.78%      7.53%     (0.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) . $4,714       $2,851    $15,138    $17,797     $26,614    $12,350     $9,283
Ratio of expenses to average net assets ..   1.96%        2.03%+     1.96%      2.00%       1.83%      2.01%      1.92%
Ratio of net investment income to
   average net assets ....................   4.74%        4.37%+     4.74%      4.24%       4.33%      4.90%      5.27%
Portfolio turnover rate ..................  37.42%       51.59%**   37.42%     51.59%      99.43%    193.90%    175.25%

------------------
 + Annualized.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman U.S. Government Securities Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Series, including the portfolio of investments, as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

TRUSTEES
John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Manager Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Director Emeritus

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS
William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Gary S. Zeltzer
Vice President

Frank J. Nasta
Secretary

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
GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.

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